RENEWAL

     ENHANCED SERVICES BILLING AND INFORMATION MANAGEMENT SERVICES AGREEMENT


This Enhanced Services Billing and Information Management Services Agreement (the "Agreement") is made this 3 day of December 1999 (the "Effective Date") by
                               ---      ---------    -
Enhanced Services Billing, Inc. ("ESBI" or "Company"), a Delaware corporation, whose principal address and telephone number are 7411 John Smith Drive, Suite 200, San Antonio, Texas 78229-4898, (210) 949-7000, and Telco Billing, Inc. ("Customer"), a Nevada corporation, whose principal address and telephone number are 9420 E. Doubletree C-102, Scottsdale, Arizona 85258, (800) 300-3209. Customer and Company, and their affiliates, are sometimes referred to as the "parties."

                                    RECITALS

WHEREAS, Customer is engaged in the business of providing certain communications products and services that it desires to bill and collect through Local Exchange Carriers; and

WHEREAS, Company has entered into billing and collection agreements with certain LECs ("LEC Agreements") that allow Company to provide billing and information management services for Qualifying EMI Billing Records ("Qualifying Records") on behalf of Company's customers; and

WHEREAS, Customer desires to obtain such billing and information management services from Company on the terms and conditions contained herein:

NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

SECTION  1.  DEFINITIONS.
-------------------------
As used in this Agreement, certain terms have the meanings set forth in Exhibit "A," unless the context requires otherwise.

SECTION  2.  SCOPE  OF  AGREEMENT.
-------------------------------------
Customer will purchase from Company and Company will provide, subject to the terms and conditions set forth herein, such terms and conditions being subject to the limitations of the LEC Agreements and Coalition Guidelines, the services described in Section 3. As Company enters into additional LEC Agreements,
Company will provide services to Customer in such areas on the same terms and conditions as contained herein.

SECTION  3.  BILLING  SERVICES.
--------------------------------
     (a)     Submission  of  EMI  Billing Records("Records"): Customer will
             ------------------------------------ ----------
submit its Records to Company for purchase and submission to the LEG. Customer will submit Records at least once per week that contain adequate information for Company and LEC to process such Records. In the event Customer cannot satisfy the minimum transmission volumes described in Section 4.(g), Customer will submit its Records once per month. All costs related to these submissions will be borne by Customer.
     (b)     Company's  Edits  and  Screens:
             ------------------------------
Following receipt of Customer's Records, Company will process Customer's Records through Company's computer edits and screens. Those Records that pass Company's edits and screens will be "Qualifying Records." Those Records that do not pass Company's edits and screens will be "Company Rejected Records." Company Rejected Records will be returned to Customer, and Company will have no other obligation with respect to Company Rejected Records.
     (c)     Submission  to  LECs:  After  passing  Company's edits and screens,
             --------------------
Company will transmit Customer's Qualifying Records to the appropriate LECs for billing and collection under the LEC Agreements.
     (d)     Billing  and Collection by LECs: Customer acknowledges that the LEG
             -------------------------------
will be solely responsible for the billing and collection of the revenue for Customer's Qualifying Records from End Users residing within the applicable billing area of such LEC, subject to the terms, conditions and operating procedures contained in each LEC Agreement, the terms of which are incorporated herein. Company will have no billing or collection obligations other than transmission of the Qualifying Records to the LECs. Customer expressly acknowledges and agrees that Company is not a debt collector as that term is used or defined in the Federal Debt Collection Practices Act or the Texas Debt Collection Act.
     (e)     Printing  of  Customer's  Name  on  End  User's LEC Telephone Bill:
             ------------------------------------------------------------------
Wherever possible, Company will use reasonable efforts to cause each LEC to print Customer's name, along with the associated Qualifying Records, on each End User's telephone bill billed on behalf of Customer. Customer acknowledges that where the LECs do not provide this service,


                     COMPANY  CONFIDENTIAL  AND  PROPRIETARY

Customer's name will not appear on the End User's telephone bill. In the event that an End User requests Customer's address or telephone number, Company will provide such information to requesting parties.
     (f)     End  User  Inquiry,  Investigation and Credit ("Customer Service"):
             ------------------------------------------------------------------
Company's Customer Service procedures are set forth in Exhibit "F," as they may be changed from time to time. Customer agrees that Company has sole and complete discretion to address any inquiries addressed to or through it by End Users, LEGs or regulatory or law enforcement bodies, and Customer agrees to be bound by Company's decisions and to pay any credits, fees and penalties that may result from Customer's Records.
     (g)     Reporting:  Company will provide electronic information and reports
             ---------
to Customer via ARRS. The Company may replace or discontinue these services on thirty (30) days' notice to Customer. At this time, Company is not providing written reports to Customer.

SECTION  4.  CUSTOMER'S  OBLIGATIONS.
------------------------------------
     (a)     Cooperation  by  Customer:  Customer will cooperate with Company to
             -------------------------
the fullest extent possible to facilitate the provisioning of services described in Section 3 herein. Such cooperation will include, but not be limited to, the following:
               (i) Supplying Company with Customer's identification codes, any and all certifications of regulatory authority necessary for Customer to offer its services, and any other information and documents reasonably necessary or helpful to Company;
               (ii) Supplying Company with all technical information and assistance with testing that may be reasonably necessary or helpful to Company in providing its services, as determined by Company;
               (iii) Supplying Company with requested information on End Users, including LOAs and marketing information within two (2) Business Days of Company's request; and
               (iv) Supplying Company with all information requested by Company as set forth in Exhibit "G."
          (b)     Applicable  Approvals  and  Compliance with Law: Customer will
                  -----------------------------------------------
obtain and keep current all applicable federal, state and local licenses, Tariffs, certifications and approvals and will fully comply with, and has full responsibility to comply with, all other applicable federal, state and local rules, regulations, laws and Tariffs. No provision in this Agreement shall cause or be construed to cause either party to violate any legal or regulatory requirement. Customer certifies that all Records submitted by Customer will comply with the service provider's certifications and Tariffs in the relevant jurisdictions for that Record and with all applicable state and federal rules, regulations, laws and Coalition Guidelines. Customer agrees that Company will assume no responsibility for such compliance whatsoever and that Company may discontinue billing without notice for any product that it has reason to believe does not comply with applicable rules, regulations and laws or the Coalition Guidelines. Customer acknowledges that certain LEC billing systems contain edits and screens that "block" Customer's Records from being billed to End Users until Company can demonstrate to such LECs that Customer has proper authority for providing its services to the End User. Customer further acknowledges that the LEG controls the timeframe for such notification to become effective at the LEGs. Therefore, Company will not be responsible for processing Customer's Records for services provided prior to the LECs removing their regulatory edits and screens from their billing systems.
     (c)     Authorized  Charges:  Customer  will submit Records to Company only
             -------------------
for services that have been properly authorized by End Users, as described in Exhibit "G." Customer agrees to cancel services for End Users that request cancellation. Customer certifies that its Records are supported by a valid LOA. Customer agrees to timely provide Company with a valid 39 record (containing authorization information) for each Record submitted.
     (d)     Validation:  Customer  will  validate  all  collect,  third  party
             ----------
and LEC calling card billed Records using the LECs' LIDBs (Line Information Data Bases) or other alternative validation method that complies with applicable rules, regulations and laws and is acceptable to the LECs and Company. If Company determines that Customer has not properly validated such Records, then
Company will have the right, but not the duty, to validate such calls at Company's then applicable validation fee or to reject such Records.
     (e)     Completed  Calls:  Customer  warrants that it is in compliance
             ----------------
with the FCC's order to determine call connection using hardware or software "answer detection." Customer further agrees that it will submit to Company only those Records for calls that represent valid, completed calls as defined in Exhibit
     (f)     Aged Records:  Customer  will  not  submit  Records to Company that
             ------------
are more than one hundred twenty (120) days old or that exceed the "age of toll" acceptable by the LECs, whichever is less.
     (g)     Minimum  Transmission  Volumes:
             ------------------------------
Customer will not submit to Company less than Five Hundred Dollars ($500) in Company Processing Fees per Library Code in any single transmission.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

     (h)     Review of Reporting: Customer will be responsible for reviewing all
             -------------------
reports and notices generated by ARRS, ARRS user manuals and other information posted to any bulletin board or internet service maintained by Company, transmitted by e-mail, mail or otherwise by Company, and for notifying Company of any inaccuracies within ninety-one (91) days of the date such information is made available to Customer. Failure to notify Company of any inaccuracies within such time period will constitute acceptance thereof. Such reporting will be made once under this Agreement. If Customer requests additional copies of electronic reports, or requests that electronic reports be produced in printed form, Customer agrees to pay Company's then prevailing rates for such additional reports. Additional charges will be incurred if information has to be retrieved from archives. Such fees also will apply to material compelled to be produced in response to first-party or third-party requests, including those of regulatory or law enforcement bodies or judicial rules, orders or subpoenas. Company provides reports, notices, user manuals and individual training to assist Customer. New customers should attend training on Company's systems and reporting methods at Company's headquarters within one hundred eighty (180) days of the Effective Date.
     (i)     Objectionable  Content:  Customer  agrees,  as  a  condition  of
             ----------------------
Company's performance under this Agreement, that Customer will not submit Records for processing under this Agreement that contain or refer to matters that are harmful, damaging or against public policy, including, but not limited to, products or services that:

               (i)     Explicitly or implicitly refer to sexual conduct;
               (ii)    profane language;
               (iii) Allude to bigotry, racism, sexism or other forms of discrimination;
               (iv)    Are of a violent nature;
               (v) Through advertising, content or delivery, are deceptive, or may take unfair advantage of minors, the elderly or the general public;
               (vi) Are publicly accessible, multi-party connections commonly known as or "chat" services;
               (vii) Are offered by Customer or its agents using box, sweepstakes or contest-type entry forms;
               (viii) Are offered by Customer or negative option sales offers; its agents using
               (ix)    Are 800 pay-per-call services;
               (x)     Are collect callback services;
               (xi) Are phantom billing (i.e., charging for calls never made or services never provided);
               (xii) Have not been properly authorized by End Users, or that Company determines, in its sole discretion, have had excessive Customer Service or adjustments associated with such services;
               (xiii) Are prohibited by federal, state or local rules, regulations and laws, Tariffs or the Coalition Guidelines;
               (xiv) Individual LECs exclude from the types of services or products for which their policies permit them to bill and collect or that Company believes, in its sole discretion, will jeopardize its LEG Agreements; or
              (xv) Company determines, in its sole discretion, to be deceptive or anti-consumer.
Notwithstanding any other provision of this section, the parties acknowledge that Company has no reasonable means of determining the validity of or authorization for Records sent to Company for processing under this Agreement, and that Company therefore strictly relies upon Customer to forward only valid and authorized Records that can be, if necessary, substantiated in a court of law or to a regulatory body. Customer warrants and represents, when submitting Records to Company, that such Records are true and correct and accurately reflect proper charges legally owed by Customer's End User. Company may, at any time during the Tern, cease providing services under this Agreement immediately upon notice to Customer as a result of a violation of this paragraph.
     (j)     No  Other  Billing  Arrangement:
             -------------------------------
Customer warrants that the Records submitted and to be submitted by Customer to Company pursuant to this Agreement are owned by Customer and not subject to any Claims, are not and will not be subject to any other billing and collection agreement, have not been billed previously by any method and will not be billed by Customer or another party following their submission by Customer to Company. Notwithstanding the above, Customer may bill Company Rejected Records or LEG Rejected Records after the deficiency has been corrected. Customer may not double bill or initiate secondary collection efforts for any records that have billed through the LECs. Customer has made a reasonable investigation and is not aware of any impediment to its entering into this Agreement.
     (k)     LEC  Billing  Compliance:  Customer  will  conduct  business  in
             ------------------------
accordance with all policies and guidelines of those LECs responsible for billing and collecting Customer's Qualifying Records.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

     (1)     Company  Anti-Cramming  Consumer  Protection Standards of Practice:
             ------------------------------------------------------------------
Customer will comply with the Company Anti-Cramming Consumer Protection Standards of Practice set forth in Exhibit "G" of this Agreement and the Coalition Guidelines, as they may be revised from time to time.
     (m)     Payment  of  Amounts  Due Company: Customer will pay to Company any
             ---------------------------------
amounts determined by Company to be due Company by Customer under this Agreement or any other agreement between the parties within ten (10) days of the date of invoice by Company. Time is of the essence for such payments. Company may offset any amounts Customer or its affiliates owe Company or its affiliates under this Agreement or any other agreement between the parties without notice. After a period of thirty (30) days from such invoice date, interest on unpaid balances will accrue at the lower of eighteen percent (18%) per annum or the highest legal rate allowed by law. Customer further agrees that timely payment of all amounts due Company will be its sole responsibility.
     (n)     Attorneys'  Fees,  Costs  and  Expenses: Company also will have the
             ---------------------------------------
right to collect from Customer all attorneys' fees, costs and expenses (including in-house legal services) incurred in collection of any amounts owed by Customer.

SECTION 5.  TERM  OF  AGREEMENT.
-------------------------------
The initial term of this Agreement will backing on the Effective Date and will ("Initial Term") unless terminated in accordance with the terms of this Agreement. Following the Initial Term, this Agreement will renew automatically for successive periods of one (1) year ("Renewal Term") unless terminated by written notice of non-renewal from either party delivered at least ninety-one
(91) days prior to the scheduled expiration date. The Initial Term and Renewal Terms will constitute the "Term."

SECTION  6.  LEC  RELATED  PAYMENTS,  FEES  AND  ASSESSMENTS.
-----------------------------------------------  -----------
     (a)     Payment  by  LECs:  Each  LEC  makes  payments  to  Company  for
             -----------------
Qualifying Records purchased from Company in accordance with the LEC Agreement. Company will not be responsible for payment to Customer of any funds collected by a LEC but not distributed to Company.
     (b)     Amount  Distributed  by  LECs:  Customer  acknowledges  that  each
             -----------------------------
LEG distributes to Company the gross amount of Qualifying Records purchased by the LEC and then the LEC or Company deducts the then-applicable Assessments.
     (c)     Assessments:  Customer  acknowledges  that  Company  is and will be
             -----------
bound by the terms of the LEC Agreements with respect to each LEG's right to deduct or to reduce its collectible funds for (i) the amount of LEG-related fees and costs associated with processing Customer's Qualifying Records, a recent list of which has either been disclosed or made available to Customer (subject to change without notice to Customer), (ii) any Short-term Dilution, (iii) any Post-billing Adjustments or Credits, (iv) any reserve for anticipated Bad Debt ("Bad Debt Reserve"), (v) any periodic reconciliation between the Bad Debt Reserve and the actual Bad Debt realized by the LECs ("Bad Debt True-up"), and
(vi) any other related Assessments. In addition, Customer will) be responsible for any data transmission, data transmission correction, or distribution fees incurred in the delivery or receipt of Customer's Records and for any other charges related to billing and collecting Customer's Records. Customer further agrees that payment of all amounts described in this Section 6.(c) will be its sole responsibility and that Company may withhold such amounts from payments to Customer. Should such amounts exceed the amounts due Customer, such amounts will be due and payable by Customer to Company in accordance with Section 4.(m).
     (d)     Bad  Debt Reserve:  Company  will  hold  back  or cause the LECs to
             -----------------
hold back an amount estimated to be sufficient to set off any Bad Debt that may be determined after the date Company makes its payment to Customer for Customer's Qualifying Records billed and collected by the LEG. Initially, any Bad Debt Reserve withheld by the LEC generally will be passed through to Customer on the same percentage or the same amount as Company was assessed by the individual LECs. However, once sufficient data becomes available to Company to enable Company to determine a specific Bad Debt history attributable to Customer, the Bad Debt Reserve may be increased based on Customer's historical Bad Debt Amounts, Customer Service, adjustment levels and other factors. A schedule setting forth the past twelve months' average Bad Debt Reserve by each LEG will either be disclosed or made available to Customer.
     (e)     Monthly  LEC  Bad  Debt  True-up:  Usually between six and eighteen
             --------------------------------
(6-18) months after Company submits Customer's Qualifying Records to the LECs for billing and collection, the LECs and Company will determine the actual amount of Bad Debt and true up the difference between this amount and the Bad Debt Holdback Reserve. Company will provide Customer monthly reports on Bad Debt True-ups for these differences. If the amount of these true-ups is positive, Company will remit such amount to Customer on a regularly scheduled payment date after Company receives the true-up amount from the LECs. If the amount of these true-ups is negative, Company will collect such amounts from Customer in accordance with Section 4.(m).


                      COMPANY CONFIDENTIAL AND PROPRIETARY

     (f)     Customer  Service:     Customer  understands  that each LEC has its
             -----------------
own policies regarding assessment of credits, fees and penalties for Customer Service, in addition to those covered by rules, regulations, laws and the Coalition Guidelines, and Customer agrees to be bound by such policies and to pay such credits, fees and penalties in accordance with Section 4.(m).
     (g)     Allocation Method:  Customer acknowledges that Company is unable to
             -----------------
fully document or match all Assessments to specific customers and that Company will use an allocation method for such Assessments to determine amounts due under this Agreement when Customer-specific information is not matched or available from the LECs.

SECTION     7.     COMPANY  RELATED  ASSESSMENTS.
-------------------------------------------------
     (a)     Assessments.  In  addition  to  the  LEC  Assessments  set forth in
             -----------
Section 6, Customer agrees to pay to Company, and Company may deduct from any amounts received by the Company from the LECs on behalf of Customer, the following Company
Assessments:

          (i) A billing and information management service fee ("Company Processing Fee") for each Qualifying Record submitted to the LECs for billing and collection by Company, as specified in Exhibit "C." Records rejected by the LECs, through no fault of Company, and Records that are resubmitted to the LECs, will be charged the Company Processing Fee;
          (ii)    A  Basic  Customer  Service  Fee  as specified in Exhibit "C";
          (iii) An additional Customer Service fee for each Customer Service that exceeds the allowed percentage, as described in Exhibit "C," of the number of Qualifying Records for each Library Code processed by Company on behalf of Customer each month;
          (iv) Any credit amounts refunded to End Users by Company's Customer Service, along with any LEC charges associated with making such refunds to End Users;
          (v) A charge, as specified in Exhibit "C," for any submission of Records that contains less than the minimum volume requirements of Company for each Library Code;
          (vi) An initial set-up fee, as described in Exhibit "C," for Company's ARRS;
          (vii) An Additional Customer Identification Code (subCIC) Fee, as described in Exhibit "C";
          (viii) Any credits, fees and penalties that may result from Company or LECs addressing inquiries from various regulatory or law enforcement bodies;
          (ix) Any Customer Service functions (other than Customer Service specifically covered by Exhibit "F") or special programming tasks will be handled on a time and cost basis at the then current rate;
     (b)     Reserves and True-ups for Short-term Dilution. Company will reserve
             ---------------------------------------------
an amount for Short-term Dilution based upon Customer's prior history pertaining to Short-term Dilution and the regulatory environment. Company may recalculate Customer's historical experience quarterly from its prior three months' results. Until such history can be determined for Customer, Company will reserve one and one-half percent (1.5%) from the amount due to Customer. Company may adjust the reserve and Company then will return excess amounts to Customer or withhold additional amounts as may be required to satisfy these liabilities from the amounts due to Customer.
     (c)     Collateral.     As  collateral  for all obligations now existing or
             -----------
hereafter arising from Customer to Company, Customer hereby grants to Company a security interest in all the following property of Customer, whether now owned or hereafter acquired or created, and all proceeds and products thereof:
               (i) All amounts paid, and all amounts owing, by each LEC to Company on accounts of Customer's Qualifying Records;
               (ii) All accounts owing from an End User to Customer arising from services which give rise to Customer's Qualifying Records;
               (iii) All rights of and proceeds due Customer relating to all billing and collection, record processing, operator services and related communications services agreements;
               (iv) All amounts deposited by Customer with Company pursuant to paragraph 13.(b) hereof;
               (v) All amounts owing and all amounts to be owing from Company to Customer; and
               (vi) All of Customer's accounts with End Users, existing now or arising hereafter.

SECTION  8.  PAYMENTS  TO  CUSTOMER.
-----------------------------------



                      COMPANY CONFIDENTIAL AND PROPRIETARY

     (a)     Determination  of  Customer:   Company  will  determine  Amount Due
             --------------------------
the estimated amount collected by each LEC for Customer's Qualifying Records and deduct all assigned and allocated Assessments and Taxes of the LECs and Company. If the amount due Customer is not sufficient to satisfy these Assessments, then Customer will pay the difference to Company in accordance with Section 4.(m).
     (b)     Payment  Schedules:    Company  will  advance  to  Customer  the
             ------------------
estimated  amount  determined  under  paragraph  8.(a) above under the following schedule: Fifty percent (50%) of the amount determined on the first Tuesday after the sixtieth (60~') day from the date Company receives Customer's Records; fifty percent (50%) of the remaining balance of the amount determined on the first Tuesday after the ninetieth (90~") day from the date Company receives Customer's Records; and the remaining balance of the amounts so determined on the first Tuesday after the one hundred twentieth (l20~") day from the date Company receives Customer's Records; provided, however, that if Customer has ceased doing business for three (3) Business Days; is the subject of a bankruptcy proceeding; has a receiver, trustee or custodian appointed over substantially all of Customer's assets; fails to make any deposit required by paragraph 13.(b); undergoes a change of control or executive management; submits Records, the dollar value of which does not exceed estimated Assessments; or if Company has reasonable grounds to believe that Assessments may exceed any amount owing or to become owing from Company to Customer, Company may withhold payments to Customer or Company may make payments to Customer in accordance with Section 13.(b). If the amount owing to Customer is determined to be insufficient to satisfy these Assessments, then Customer will pay the difference to Company in accordance with Section 4.(m).
     (c)     Method  of  Payment:   Company  will  make all advance payments and
             -------------------
final payments due Customer using ACH wire transfer on the Payment Date as described in Section 8.(b) herein.
     (d)     Accounting  for  Funds:    Funds  received  from  the  LECs  for
             ----------------------
Customer's Qualifying Records, less applicable Assessments, will be deposited and held by Company in a common account until such time as the amount determined to be due Customer is paid. Company will maintain an accounting via the ARRS of the balance owing or to be owing by Company to Customer of such amounts deposited and. held by Company.

SECTION  9. TAXES.
-----------------
     (a)     Calculation  of  Communications  Taxes:    Customer  acknowledges
             --------------------------------------
that it is responsible for compliance with all taxing requirements. Customer will promptly notify Company of any tax or any other tax-like surcharges and the associated rates that apply to Customer's Records in any specific jurisdiction and indicate such on each Record submitted to Company. Either Company or the LEGs will use reasonable efforts to assist Customer in calculating the following taxes that may be applicable to MTS calls: federal excise tax, any state and local sales taxes, gross receipts tax or tax-like charges, foreign intrastate tax, any state or federal universal service taxes or assessments, and any other standard toll communications sales or use taxes (" Taxes"). Any error by Company or the LECs in calculating the applicable Taxes will not relieve Customer or End Users of their responsibility to pay all applicable Taxes.
     (b)     Billing  and  Collection  of  Taxes:  Company  will  use reasonable
             -----------------------------------
efforts to cause the LECs to bill End Users for all Taxes when Customer provides taxing information. Customer acknowledges that Company is merely arranging for the billing and collection of Taxes, and in no event will Company be entitled to retain or receive from Customer, or from any End User, any statutory fee or share of Taxes to which the person collecting the same may be entitled under applicable law to the extent permitted by law.
     (c)     Tax  Exempt  Status for End Users: Company will have the authority,
             ---------------------------------
on behalf of Customer, to authorize the LECs to calculate Taxes and establish the tax exempt status of End Users in the same manner as the LECs calculate Taxes and establish such status for their End Users. If Customer's Records are exempt from Taxes or tax-like charges, Customer will so indicate on each Record submitted to Company.
     (d)     Filing  and  Payment of Taxes: Based upon information calculated by
             -----------------------------
Company or received from the LECs with respect to Taxes assessed, billed and collected by the LECs, Company will assist Customer in preparing and will file, on behalf of Customer where permitted, with the applicable taxing authorities returns covering Taxes, and will, on behalf of Customer, but only to the extent of amounts otherwise owing from Company to Customer, advance and remit to such taxing authorities all Taxes owed thereto. Customer acknowledges that Company is required by some states to provide an affidavit, executed by Customer, that allows Company to file and remit the applicable taxes on Customer's behalf; therefore, Customer will return the "Authorization to Act as Customer's Agent for Certain Tax Matters" form to Company upon Company's Request. Upon written request, Company will provide to Customer copies of any and all tax returns and other applicable information relating to the payment of Taxes by Company within thirty (30) days after being filed.
     (e)     Hold  Harmless:  Customer  will  indemnify and hold Company and its
             --------------
employees,  agents  and  representatives  harmless  from  and  against any Claim


                      COMPANY CONFIDENTIAL AND PROPRIETARY

EVEN  IF  CAUSED,  IN  WHOLE  OR IN PART, BY COMPANY'S OWN NEGLIGENCE, BREACH OF
--------------------------------------------------------------------------------
CONTRACT  OR  OTHER  MISCONDUCT  (including,  without  limitation,  reasonable
-------------------------------
attorneys' fees and expenses and court costs) relating to or arising out of any Taxes, penalties, interest, additions to tax, computations of tax, surcharges or other amounts that Company may be subject to or incur on behalf of Customer. Company agrees to assist Customer with tax audits related to this Section, and Customer shall give Company the option to participate in such audits. Even if Company or its representatives assist Customer with such audits, Company shall have no liability to Customer relating to any tax assistance provided to Customer under this section.
     (f)     Billed  Taxes: Customer will be responsible for the payment of
             -------------
any additional Taxes or tax-like charges, excluding federal and state income Taxes, assessed against Company based on the revenues collected by Company for Customer's Qualifying Records ("Billed Taxes").
     (g)     Calculation  of  Special  Taxes:
             -------------------------------
Customer will be responsible for calculating and adding to the charge amount in all Records, prior to submission, those Taxes specifically applicable to Customer's Enhanced Telecommunications Services ("ETS") other than the standard communications taxes described in Section 9.(a) herein ("Special ETS Taxes").
     (h)     Filing  and  Payment  of  Special  ETS
             --------------------------------------
Taxes: Customer will prepare, file and pay in a timely manner all Special ETS Taxes due and owing to the applicable taxing authorities. At Company's written request, Customer will provide Company with copies of any and all tax returns and other applicable information relating to the calculation, application and payment of Special ETS Taxes.

SECTION  10.  PROTECTION  OF  CONFIDENTIAL  INFORMATION.
--------------------------------------------------------
As used herein, "Confidential Information" will mean (a) proprietary information, (b) information marked or designated by either party, in good faith, as confidential,(c) information otherwise disclosed in a manner consistent with its confidential nature,(d) the terms and conditions of this Agreement and(e) information of one party submitted to a second party, whether or not in written form and whether or not designated as confidential, that is known or should reasonably be known by the other party as being treated as confidential. The parties acknowledge that, as a result of the provision of services pursuant to this Agreement, Confidential Information that may be confidential or proprietary to each party must or may be disclosed to the other. Each party hereby agrees that it will make no disclosure of Confidential Information provided under this Agreement without the prior written consent of the other party. Additionally, each party will restrict disclosure of such information to its own employees, agents or independent contractors to whom disclosure is reasonably required. Such employees, agents or independent contractors will use reasonable care, but not less care than they use with respect to their own information of like character, to prevent disclosure of any Confidential Information. Nothing contained in this Agreement will be considered as granting or conferring rights by license or otherwise in any Confidential Information disclosed. Notwithstanding the foregoing, Company may, in its sole discretion, without notice or written consent of Customer, disclose information, including Confidential Information, to any state or federal regulatory or law enforcement agency requesting information.

SECTION  11.  EXCUSED  PERFORMANCE.
-----------------------------------
Except for payment of obligations or compliance with applicable rules, regulations and laws, Customer will be excused from performance, and will have no liability for failure to perform, for any period and to the extent that it is prevented, hindered or delayed from performing any services or other obligations under this Agreement, in whole or in part, as a result of acts, omissions or events beyond the reasonable control of Customer. Company will be excused from performance, and will have no liability for failure to perform, for any period and to the extent that it is prevented, hindered or delayed from performing any services or other obligations under this Agreement, in whole or in part, as a result of acts, omissions or events beyond the reasonable control of Company, including by way of illustration and not limitation, acts or omissions of Customer or the LECs, third party nonperformance, failure or malfunction of computer or communications hardware, equipment or software, breach or other nonperformance by Company's vendors and suppliers, strikes or labor disputes, riots, war, fire, acts of God or governmental laws and regulations.

SECTION  12.  LIMITATION  OF  LIABILITY  AND  INDEMNITY.
-------------------------------------------------------
     (a) Company makes no warranties or representations regarding its services except as specifically stated in this Section l2.(a). Company will use due care in processing all work submitted to it by Customer and agrees that it will, at its expense, correct any errors that are solely due to errors by Company's employees or agents ("Error Correction"). Error Correction will be limited to reprocessing Customer's Records. Company will not be responsible in any manner for failures of, or errors in, proprietary systems and programs, nor will Company be liable for errors or failures of Customer's software or operational systems.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

THIS  WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER WARRANTIES. AND CUSTOMER
--------------------------------------------------------------------------------
HEREBY  WAIVES  ALL  OTHER  EXPRESSED.  IMPLIED OR STATUTORY, INCLUDING, BUT NOT
--------------------------------------------------------------------------------
LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
--------------------------------------------------------------------------------
Should  there  be  any  failure in performance or errors or omissions by Company with respect to the Qualifying Records being processed and being submitted to the LECs for billing and collection, Company's liability will be limited to using reasonable efforts to correct such failure. In no event will Company be liable to Customer or ally third parties (including Customer's End Users) for any Claim, even if Company has been advised of the possibility of such Claim.
     (b) Due to the nature of the services being performed by Company, Customer agrees that in no event will Company be liable for any Claim caused by Company's performance or failure to perform hereunder that is not reported by Customer in writing to Company within ninety-one (91) days of such performance or failure to perform.
     (c) Customer will indemnify and save harmless Company from and against any Claim asserted against Company by third parties arising from or related to (customer's provision of the services provided under this Agreement. Should Customer act as an agent for a third party and forward billing to Company or should Customer purchase billing from a third party and forward such billing to Company, Customer shall remain solely responsible to and for such third parties. Customer agrees to protect, indemnify and hold harmless Company for any and all claims by third parties regarding such third parties' billing forwarded to Company by Customer. Customer also will indemnify and save harmless Company from and against any Claim asserted against Company by third parties and any assessments or fined levied against Company by any state or federal agency or law enforcement officer, plus any attorneys' fees and expenses (including in-house legal services), arising from or related to any charges submitted by Customer, including without limitation, for unauthorized charges or false or inaccurate information provided by Customer to Company, or any failure of Customer to comply with legal or regulatory requirements, the requirements set forth in Exhibit "G" of this Agreement or tie Coalition Guidelines. THIS INDEMNITY IS SPECIFICALLY INTENDED TO OPERATE AND BE APPLICABLE EVEN IF IT
--------------------------------------------------------------------------------
IS ALLEGED OR PROVED THAT ALL OR SOME OF THE DAMAGES BEING SOUGHT WERE CAUSED AS
--------------------------------------------------------------------------------
A WHOLE OR IN PART BY ANY ACT, OMISSION, NEGLIGENCE, GROSS NEGLIGENCE, BREACH OF
--------------------------------------------------------------------------------
CONTRACT,  INTENTIONAL  CONDUCT,  VIOLATION 0F  STATUTE OR COMMON LAW, BREACH OF
--------------------------------------------------------------------------------
WARRANTY,  PRODUCT  DEFECT,  STRICT LIABILITY OR ANY OTHER CONDUCT WHATSOEVER OF
--------------------------------------------------------------------------------
THE  COMPANY.
------------
     (d) Notwithstanding anything to the contrary in this Agreement, the liability of Company in any and all categories and for any and all Claims arising out of this Agreement or out of any act or omission relating thereto will, in the aggregate, not exceed one (1)month's average of Company's Processing Fees charged to Customer over the twelve (12) months preceding the date on which the damage or injury is alleged to have occurred; provided, however, that if this Agreement has not been in effect for twelve (12) months preceding such date, then over such fewer number of preceding months that this Agreement has been in effect. WITHOUT IN ANY WAY LIMITING THE APPLICATION OF
                                  ----------------------------------------------
THIS  SECTION.  THE RIGHT TO RECOVER DAMAGES  UNDER  THIS  PARAGRAPH CONSTITUTES
--------------------------------------------------------------------------------
CUSTOMER'S  EXCLUSIVE ALTERNATIVE  REMEDY IN THE EVENT THAT THE ERROR CORRECTION
--------------------------------------------------------------------------------
DESCRIBED  ABOVE OR ANY OTHER CONTRACTUAL REMEDY FAILS OF ITS ESSENTIAL PURPOSE.
--------------------------------------------------------------------------------
     (e) Under no circumstance will Company be liable to Customer for special, incidental, indirect, consequential or punitive, exemplary or additional damages, including, but not limited to, any lost profits or revenues.
     (f) The limitations on liability set forth herein shall not apply to personal injury, bodily injury or death or loss of or damage to tangible property.
     (g)     Waiver  of  Consumer  Rights:
             -----------------------------
Customer waives its rights under the Texas Deceptive Trade Practices - Consumer Protection Act, Section 17.41 et seq., Business & Commerce Code, a law that gives consumers special rights and protections. After consultation with an attorney of its own selection, Customer voluntarily consents to this waiver.

SECTION  13.  EXPIRATION  OR  TERMINATION.
------------------------------------------
     (a)     Payment  Upon   Expiration  or  Termination: Upon the expiration or
             -------------------------------------------
termination of this Agreement for any reason, Customer agrees to satisfy, when or before due, its obligations under this Agreement.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

     (b)     Deposit  for  Charges:  Customer  acknowledges  that  certain
             ---------------------
Assessments and any other related charges are not determined by the LECs or Company for a period of up to eighteen (18) months after the final processing of Customer's Records. Customer further acknowledges that payment of these amounts to Company will be its sole responsibility. At the expiration or termination of this Agreement for any reason, Customer will deposit with Company an amount equal to two and one-half percent (2.5%) of the amount of Customer's gross billings for the prior twelve (12) month period, or such other amount necessary to satisfy such Assessments as determined by Company, in its sole discretion, based on Customer's prior history and the regulatory environment. Such deposited amount will be used by Company to pay Assessments. Each quarter, Company will re-examine the amount of funds deposited and make such adjustments as Company estimates may be necessary to satisfy the aforementioned assessments. Company will provide Customer with reports reflecting Assessments attributable or allocated to Customer on the same and consistent method as Company determines such Assessments for all of its customers. Eighteen (18) months after the Term, Company will return all unused amounts to Customer.
     (c)     Remaining  Liability:  Notwithstanding  the  foregoing,  the
             --------------------
deposit of such amounts does not relieve or waive Customer's responsibility and obligation to pay its obligations to Company, including, without limitation, any and all Assessments associated with billing and collecting its Records. In the event such Assessments exceed the amount of the deposit described in Section 13.(b), Customer will remit to Company such additional amounts as are required to satisfy Customer's obligations under this Agreement in accordance with
Section  4.(m).
     (d)     Savings  Clause: Except as otherwise provided herein, expiration or
             ---------------
termination of this Agreement will terminate all further rights and obligations of the parties hereunder, provided that:
          (i) Neither party will be relieved of its respective obligations to pay any sums of money due or to become due or payable or accrued under this Agreement;
          (ii) If such expiration or termination is a result of a default hereunder or a breach hereof by a party, the other party will be entitled to pursue any and all tights and remedies it has to redress such default or breach in law or equity; and
          (iii) The provisions of this Agreement and each party's obligations hereunder which by their nature or context are required or intended to survive, including but not limited to Sections 4, 6-10, and 12-29 hereof, will survive and remain in full force and effect after the expiration or termination of this Agreement.
     (e)     Early Termination of Extended Term Agreement:  If Customer elects a
             --------------------------------------------
multi-year Initial Term and Customer terminates or breaches this Agreement before the expiration of the full Initial Term, Customer will pay Company for all Records processed during the Term, at the one-year Company Processing Fee rates set forth in Exhibit "C," plus ten percent (10%), in accordance with
Section  4.(m).

SECTION  14.  DEFAULT  AND  REMEDIES.
------------------------------------
(a)     Default:  Either  party  will  be  in  default  hereunder  if  it:
        -------
          (i) Fails to make any payment specified hereunder when or before due and such failure continues for five (5) Business Days after the effective date of written notice;
          (ii) Breaches any other covenant or undertaking contained in this Agreement and fails to remedy such breach within thirty (30) -days after written notice thereof -from the non-defaulting party, unless this Agreement specifically provides otherwise;
          (iii) Is in default of any of the provisions of Addendum A or B and such failure continues for five (5) Business Days after the effective date of written notice;
          (iv) Submits Records to Company for services that have not been properly authorized by End Users;
          (v) Submits Records to Company that Company believes, in is sole discretion, generate excessive Customer Service;
          (vi)    Files,  or  there  is  filed  against  it,  any  voluntary  or involuntary  proceeding  under the Bankruptcy Code,  insolvency laws or any
     laws  relating  to  relief  of  debtors,   adjustment  of  indebtedness,
     benefit of reorganizations, compositions or extensions, makes an assignment for the creditors, dissolves, ceases to conduct business for three (3) Business Days, declares that it is unable to pay its debts as they mature or admits in writing its inability to pay its debts as they mature or if a receiver, trustee or custodian is appointed over, or an execution, attachment or levy is made upon, all or any material part of the property of such party;
          (vii) Attempts to assign its rights and obligations under this Agreement without the prior written consent of Company; or
          (viii) Fails to comply with any of the obligations set forth in Exhibit "0" to this Agreement
     (b)     Remedies: In the event of any default hereunder, and in addition to
             --------
any other remedies it may have under this Agreement, the non-defaulting party will have the following rights and remedies:
          (i) To terminate or cancel this Agreement, subject to the provisions of Section 13.(d), by giving written notice thereof to the defaulting party;


                      COMPANY CONFIDENTIAL AND PROPRIETARY

          (ii) To declare all amounts due under this Agreement from the defaulting party to the non-defaulting party to be immediately due and payable, including attorneys' fees, costs and expenses (including in-house legal services) incurred or that may be incurred in the collection of such amounts;
          (iii) Company may withhold, set off and retain, until all obligations of Customer to Company have been satisfied in full, any and all amounts that may otherwise be due and payable to Customer or any affiliates of Customer under this Agreement or any other contract with Company and apply Such amounts to any balance due or to become due from Customer to Company;
          (iv) Company may suspend its performance of this Agreement immediately upon notice to Customer if Customer is in breach or default of this or any other agreement between the parties;
          (v) All rights and remedies allowed by the applicable Uniform Commercial Code except as limited by Section 12 above;
          (vi) All other tights and remedies allowed by this Agreement and under applicable law except as limited by Section 12 above; and
          (vii) All tights and remedies will be cumulative and can be exercised separately or concurrently.

SECTION  15.  ASSIGNMENT.
------------------------
     (a) Neither party will assign any right or obligation under this Agreement without the other party's written consent. Any attempted assignment will be void.
     (b)     Assignment  to  Affiliates:
             ---------------------------
Notwithstanding Section l5.(a), Company may assign this Agreement, in whole or in part, to:

          i)     A parent corporation;
          ii) Any company into which Company may merge or consolidate or that acquires substantially all of its assets or stock; or
          iii) A wholly owned affiliate or the parent corporation that is of a financial standing equal to or greater than that of the assignor.
Any assignment under this subsection (b) shall not require the consent of Customer, but Company shall provide written notice to the Customer within thirty
(30) days of such assignment.
     (c)     Generally:  All  tights,  obligations,  duties and interests of any
             ---------
party under this Agreement will inure to the benefit of and be binding on all successors in interest and assigns of such party and will survive any acquisition, merger, reorganization or other business combination to which it is a party.

SECTION  16.  NOTICES  AND  DEMANDS.
------------------------------------
Except as otherwise provided in this Agreement, all notices, demands and requests given by any party to the other party will be in writing and be deemed to have been duly given on the date: (i) delivered in person, and for which a receipt for such delivery will be obtained; (ii) of the return receipt for those sent postage prepaid in the United States mail via Certified Mail, Return Receipt Requested, or three (3) Business Days after being mailed by regular mail; (iii) received from a national overnight delivery service; (iv) sent by facsimile transmission to the recipient's facsimile. machine, provided that the receiving machine delivers confirmation to the sender and receipt is verified by telephone, with an extra copy immediately following by first-class mail; or (v) notice is posted and made available to Customer through electronic media as described in Section 3.(g) or to Customer's designated e-mail address. Such notice. shall constitute written notice. Customer assumes the duty to check such media on a regular basis. The following addresses shall be used for the respective forms of notice and maybe changed by giving notice.

If  to  Company:

Enhanced  Services  Billing,  Inc.
Attention:  President
7411  John  Smith  Drive,  Suite  200
San  Antonio,  Texas  78229-4898
Telephone:  (210)  949-7000
Fax:  (210)  949-7100

With  a  copy  to:  General  Counsel,  by  certified  mail to the above address.

If  to  Customer:

Telco  Billing,  Inc.

Attention:  William  O'Neal,  President
4840  E.  Jasmine  St.  #105
Mesa,  AZ  85205

Telephone:  (480) 654-9646  ext.  234
Fax:  (602) 860-0800

E-mail  Address:  bill.oneal@yp.net


                      COMPANY CONFIDENTIAL AND PROPRIETARY

SECTION 17.  NO THIRD-PARTY  BENEFICIARIES.
-------------------------------------------
This Agreement will not provide any person or entity not a party to this Agreement with any remedy, claim, liability, reimbursement, cause of action or other tight.

SECTION  18.  EMPLOYEES.
------------------------
Customer acknowledges that Company's success in its industry is largely dependent on the performance of its personnel and that Company expends substantial resources in connection with employment and training. Accordingly, Customer will not hire or retain, either as an employee or contractor, any person who was a Restricted Employee of Company at any time during the twelve
(12) month period preceding such hiring or retention without the advance written consent of Company. "Restricted Employee" of Company is any. Employee or third party contractor of Company that has signed a non-competition or restrictive covenant, except a member of the clerical staff. This undertaking by both parties will be deemed an essential element of this Agreement and will survive its termination.

SECTION  19.  RELATIONSHIP  OF  THE  PARTIES.
---------------------------------------------
In furnishing services to Customer, Company is acting only as an independent contractor. Except as expressly set forth in this Agreement, Company does not undertake by this Agreement or otherwise to perform any obligation of Customer, whether regulatory or contractual, or to assume any responsibility for Customer's business or operations. This Agreement will not be deemed to create a partnership, joint venture, agency or fiduciary relationship between the parties.

SECTION  20.  GOVERNING  LAW  AND  VENUE.
-----------------------------------------
This Agreement will be governed and construed in accordance with the laws of the State of Texas, without regard to the choice of law rules of Texas. Except for the arbitration proceedings provided for herein, exclusive jurisdiction and venue over any and all matters of dispute arising under or by virtue of this Agreement or between the parties will rest in the state or federal courts located in Bexar County, Texas.

SECTION  21.  ENTIRE  AGREEMENT.
--------------------------------
This Agreement, including all exhibits and attachments, each of which is incorporated herein, constitutes the en(ire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous representations, understandings or agreements, whether oral or written, relating to the subject matter hereof.

SECTION  22  AMENDMENTS:  WAIVERS.
----------------------------------
This Agreement (or any part thereof, including its incorporated exhibits) may be modified or additional provisions may be added by written agreement signed by or on behalf of the parties by an authorized representative, unless otherwise provided herein. No modification, amendment or waiver of any provision of this Agreement, including its incorporated exhibits, and no consent to any default under this Agreement, will be effective unless the same will be in writing and signed by or on behalf of the party against whom such modification, amendment, waiver or consent is claimed.

SECTION  23.  SEVERABILITY.
---------------------------
The illegality or unenforceability for any reason of any provision of this Agreement, or any document or instrument required or referred to hereunder, shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any document or instrument required or referred to hereunder.

SECTION  24.  EXECUTION  IN  COUNTERPARTS.
------------------------------------------
This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but such counterparts will together constitute but one and the same document. Facsimile copies of this Agreement are given the dignity of original documents.

SECTION  25.  HEADINGS.
-----------------------
The headings in this Agreement are for convenience only and will not be construed to define or limit any of the terms herein or affect the meaning or interpretation of this Agreement.

SECTION  26.  DISPUTE  RESOLUTION.
----------------------------------
This Section 26 governs all disputes, disagreements, claims or controversies between Customer and Company, including, but not limited to, those arising out of or related to this Agreement, tort claims and claims of violation of statutes ("Disputed Matters"). All Disputed Matters will be submitted to the following dispute resolution process:

     (a)     Internal  Escalation.  First,  the Disputed Matter will be referred
             ---------------------
jointly to senior executives of each of the parties. If such executives do not agree upon a resolution within forty-five (45) Business Days after referral of the matter to them, the complaining party will proceed to mediation as set forth below.

     (b)     Mediation.  The complaining  party will, upon  written  notice  and
             ---------
within forty-five (45) Business Days after the conclusion of the internal escalation procedure, elect to have the Disputed Matter referred to non-binding mediation before a single impartial mediator to be jointly agreed upon by the panics. The mediation hearing will be attended by executives of both parties possessing authority to resolve the Disputed Matter and will be conducted no more than sixty (60) Business Days after a party serves a written notice of an intention to mediate. Customer and Company will share equally all costs of such mediation. If the Disputed Matter cannot be resolved at mediation, the complaining party will proceed to Arbitration.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

     (c)     Arbitration.  In  the  event  that the Disputed Matter has not been
             -----------
resolved through mediation, the complaining party will submit the Disputed Matter to binding arbitration before the American Arbitration Association (the "AAA") pursuant to its Commercial Arbitration Rules. The arbitrator(s) will have the authority to render any award or remedy allowed by law. If the amount in controversy exceeds $150,000.00, exclusive of attorneys' fees and expenses, interest and costs, the Disputed Matter will be decided by a panel of three (3) neutral arbitrators; otherwise, all disputes will be decided by a single neutral arbitrator. Each arbitrator will be selected from the AAA's Panel of Commercial Arbitrators, and the arbitration hearing will be conducted in San Antonio, Texas. The cost of the arbitration proceeding will be shared equally by the parties, but the prevailing party in any arbitration proceeding will be entitled to recover its reasonable and necessary attorneys' fees, costs and expenses (including in-house legal services) incurred in connection with the arbitration. Provided that Customer continues to timely pa Company for services rendered under this Agreement and there has been no default by Customer, Company may continue to provide services during the presidency of any Disputed Matter.

SECTION  27.  ATTORNEYS'  FEES.
-------------------------------
In the event Company retains the services of an attorney (including in-house legal services) to enforce this Agreement or any other obligation of Customer to Company, or to collect or attempt to collect any Record or any accounts receivable purchased by Company from Customer, Customer shall pay to Company attorneys' fee (including in-house legal services), accountants' fees, expert witness fees and other costs and expenses incurred by Company even though no suit, action or proceeding is filed. If such a suit, action or proceeding is filed, Customer also shall pay to Company attorneys' fees, accountants' fees, expert witness fees and other costs and expenses incurred by Company in enforcing, in any way, any and all of Company's rights, in the trial courts, appellate courts and bankruptcy courts, including, but not limited to, the cost of successfully defending any claims or causes of action asserted by Customer against Company. Customer further agrees to pay to Company all of the foregoing fees, expenses and attorneys' fees incurred by Company in any bankruptcy proceeding and in appellate court relating thereto, including, without limitation, such attorneys' fees and expenses incurred m regard to lifting or modifying the automatic stay, determining adequate protection, using of cash collateral, appointing a trustee, converting or dismissing the case, and relating to any disclosure statement and plan of reorganization.

SECTION  28.  INTELLECTUAL  PROPERTY.
-------------------------------------
Except as otherwise expressly provided herein, nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise any license or right under any patent, trademark, trade name, copyright or other intellectual property right of either party.

SECTION  29.  YEAR  2000  COMPLIANCE.
-------------------------------------
Company filed a Year 2000 Certification Request with ITAA (Information Technology Association of America) in January 1999. Company received Certification from ITAA in March 1999. Company warrants that its service obligations for billing and other aspects of its business relationship with Customer will not be adversely affected by Year 2000 defects in Company's internal systems or processes. However, should such disruption occur, Company agrees to use its best efforts to promptly correct any such disruption.
Notwithstanding the above, Company will not be liable for any indirect or consequential damages, including any lost profits, loss of business income or revenues resulting from any Year 2000 defects in the Company's internal systems or processes.

The above Year 2000 disclosure constitutes a "Year 2000 Readiness Disclosure" as defined in the Year 2000 Information and Readiness Disclosure Act (the "Act"), which was signed into law on October 19, 1998. The Act provides added protection from liability for certain public and private statements concerning a company's Year 2000 readiness.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

Enhanced  Services  Billing,  Inc.:



By:  /s/  Jacquelene K. Mitchell
   -----------------------------------
         Jacquelene K. Mitchell
         President and Chief Operating Officer

CUSTOMER:

Telco  Billing,  Inc.

By:  /s/  William O'Neal
   -----------------------------------

Name:  William O'Neal
       -------------------------------

Title:  President
       -------------------------------

Date:  11/11/99
       -------------------------------



                      COMPANY CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT "A"
                                   DEFINITIONS
--------------------------------------------------------------------------------

The following definitions are intended to supplement and define specific terms used in the Agreement.

39 Record: A record populated by Customer identifying the bill name, address and
----------
any additional information on the End User who authorized Customer's products or services.

ARRS:  Company's  Accounts  Receivable  Reconciliation System presently known as
-----
FASTRACK and Paradigm or BC WebTrack or any successor, as well as other information posted or delivered through other electronic media.

Assessments:  LEC  or  Company  fees,  charges,  chargebacks, credits, reserves,
-----------
offsets, adjustments and allocations, including, but not limited to such charges and chargebacks for Short-term Dilution, Bad Debt, LEC Processing Fees, Company Processing Fees, Post-billing Adjustments or Credits, Bad Debt Reserve, true-ups and Customer Service Fees. Assessments includes, without limitation, the charges covered in Sections 6 and 7.

Bad  Debt: A billed EMI Record that will not be collected from the party to whom
---------
it  was  billed.

BOC:     Bell  Operating  Company.
---

Business  Day:  A day other than Saturday and Sunday or a legal holiday on which
-------------
commercial  banks  are  open  in  the  State  of  Texas.

Coalition  Guidelines:  The  Anti-Cramming  Consumer  Protection  Standards  of
---------------------
Practice of the Coalition to Ensure Responsible Billing ("CERB"), the. terms of which have either been disclosed or made available to Customer, the current and any future terms of which are incorporated herein.

Claim: Any claim, dispute, demand, investigation, suit, loss, liability, damage,
-----
attorneys' fees and expenses, cot, correction or expense, whether ordinary, special, consequential or otherwise, that may be asserted against an' party to this Agreement. Claim includes all direct damages, including without limitation contract damages an damages for injuries to persons or property, whether arising from a breach of this Agreement, breach of warranty, negligence, strict liability or any other tort wish respect to the services provided by Company hereunder.

Customer  Service:  Basic  End  User  inquiry,  investigation  and  credit  or
-----------------
adjustment  services.

EMI  Billing  Record:  Computer  readable record containing the billing data for
--------------------
Records, in the industry standard EMI (exchange message interface) format set forth in Exhibit "E," for which each LEC has the capability of processing through its billing and collection systems. A Customer Service credit record submitted to a LEC by Company shall be included within this definition.

End  User:  A  natural  person,  partnership, corporation, business trust, joint
---------
stock company, trust, unincorporated association, joint venture, governmental agency or instrumentality, or other entity that purchases, acquires, subscribes to or uses communications products or services.

FCC:  The  Federal  Communications  Commission.
---

FTC:  The  Federal  Trade  Commission.
---

Foreign  Intrastate  Taxes:  Those  applicable  taxes  for Operator Services and
--------------------------
Travel Card calls originating and terminating in the same state but billed in another state.

Independent  Telephone  Companies:  Those  LECs  that  are  not  BOCs.
---------------------------------

Interexchange  Carrier  (IXC):  A  telephone company, other than a LEC, that can
-----------------------------
provide intraLATA (where applicable), interLATA, interstate and international telecommunications service.

LEC  Agreement:  Company's  agreement  with  an  individual  LEC  as well as any
--------------
additional terms, conditions and operating guidelines and procedures agreed to by the parties or imposed by the LEC, the current and future terms of which are incorporated herein.

Library Code: An accounting identification code assigned exclusively to Customer
------------
by Company that Customer encodes within each Record submitted to Company and that is used to account for Customer's funds and Assessments.

LOA:  Letter  of Authorization or other valid form of authorization from the End
---
User  meeting  the  requirements  of  applicable  rules,  regulations  and  laws


                      COMPANY CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT  "A"
                                    DEFINITIONS
--------------------------------------------------------------------------------


and the specifications set forth in Exhibit "G" for non-1OXXX direct-dialed products and services.

LEC  or  Local  Exchange  Carrier:  Any  incumbent (ILEC), competitive (CLEC) or
---------------------------------
alternate local exchange carrier providing local access telephone services with whom Company has entered into a billing and collection agreement. A current list of LECs is attached as Exhibit "Bi" Customer acknowledges that the list of LECs may charge from time to time without notice. A LEC also ma' be referred to as a Billing Telephone Company

Post-billing  Adjustment  or Credit: Credit or rate adjustment applied to an End
-----------------------------------
User's  account  by  the  LEC  or by  Company.

Qualifying EMI Billing  Record:     Enhanced  Telecommunications  Services  that
-------------------------------
are not of objectionable content as set forth in the Customer's Obligations section of this Agreement and that pass Company's edits and data transmission corrections. The parties agree to amend or supplement these service descriptions from time to time to conform to changes in business circumstances or regulatory requirements. Company's agreement to bill new or additional ETS will be at its election.

          1.     "900 Services" is any information service offered  by  Customer
                 -------------
     to an End  User using the 900-service access code (SAC) or dialing pattern.
          2.     "Audiotex Gateway" is a communications  system in which an  End
                 -----------------
     User can selectively access remote information services. End Users can interact with the system to select desired services and specific information sources. Ordinary push-button telephone instruments are the devices typically used to interface with the Public Switched Telephone Network (PSTN) and Information Providers' services.
          3.     "Electronic   Messaging/Email"  is  the  process of sending and
                 -----------------------------
     receiving "objects" electronically. An object consists of a data structure and well-defined procedures that can operate on the data. Types of objects that can be exchanged include text messages, business documents, files, computer application software and still-frame pictures or images.
          4.     "Facsimile (FAX) Service" is a  system  used  for  transmitting
                 ------------------------
     images (e.g., printed copy, pictures, maps, diagrams, etc.). The images are scanned at the transmitter (i.e., originating) end and reconstructed at the receiving station. Such system usually employs the PSTN to transmit between the originating and terminating locations.
          5.     "Information  Service"  is any service whereby  audio,  .video,
                 ---------------------
     computer readable or hard copy information is requested or provided using the PSTN.
          6.     "Internet Service"  is  any  service which provides End Users a
                 -----------------
     means to access and utilize the networks commonly known as the "Internet," including, but not limited to, all related services and enhancements such as electronic mail, UseNet news, and FTP file transfer capabilities.
          7.     "Paging" also referred to as "radio paging,"  "pocket  paging,"
              ------
     or "beeper service" is a one-way radio transmission service in which a portable radio receiver capable of recognizing a radio signal specifically addressed to it is used to locate or alert a subscriber by a variety of methods including: audible tones, vibration, visual display, or audible voice message.

          8.     "Pay-Per-Call  Service"  is  a  service  whereby an End User is
                 ----------------------
     charged a "per-call" or "per-time" interval fee that is greater than or in addition to the normal transmission cost of the PSTN call for the delivery of an ETS.
          9.     "Special  Purpose  MTS" shall mean when the primary purpose for
                 ----------------------
     placing the toll call using the PSTN at the tariffed rate is to obtain advertised or marketed information and not the transmission or call itself
          10.     "Telegram" is a telegraphic dispatch transmitted or received
                  ---------
     using an apparatus, system, or process for communication at a distance by coded signals and shall not include any goods or services associated with or delivered, with such telegrams.
          11.     "Video Conferencing"  is the process of connecting two or more
                   ------------------
     stations simultaneously in such a manner that each station user is capable of viewing users at the other remote stations in addition to carrying on audio or voice communications.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT "A"
                                   DEFINITIONS
--------------------------------------------------------------------------------

          12.     "Voice  Messaging  / Voice  Mail" is the process of recording,
                  --------------------------------
     translating and delivering voice messages carried over the PSTN to an End User and it provides the ability for an End User to access an optional Voice message recording facility and leave a message for another End User.

          13.     "Voice Store and Forward"  is  the  process  of  recording and
                   -----------------------
     storing a message carried over the PSTN that will be delivered to a specific terminal point on a predetermined schedule.

RBOCs:  Regional  Bell  Operating  Companies.
-----

Short-term  Dilution:  Those  EMI  Billing Records that pass Company's edits and
--------------------
screens and are submitted to the LECs for billing and collection but subsequently cannot be posted to an End User's account by the LECs or re posted to the End User's account and then adjusted by the LECs.

Tariffs:  The  rates,  terms  and  conditions for providing intraLATA, interLATA
-------
(intrastate), interstate and international communications services as authorized and filed with the appropriate regulators, including the FCC or state and local regulatory authorities.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT "B"
                        ESBI BILLING TELEPHONE COMPANIES
--------------------------------------------------------------------------------

The following companies are current Billing Telephone Companies for Company:

Alltel
Ameritech
Bell  Atlantic  North
Bell  Atlantic  South
Bell  South
Century  Telephone
Chillicothe  Telephone
Cincinnati  Bell  Telephone
Citizens  Communications
Cox  Communications
GTE  Central
GTE  North
GTE  South
GTE  West
Illuminet
NECA
Nevada  Bell
Nm
Pacific  Bell
Southern  New  England  Telephone
Southwestern  Bell  Telephone  Company
Sprint  Mid-Atlantic
Sprint  North  Central
Sprint  Southern
Sprint  Western
US  WEST  Communications,  Inc.


The NPA-NXX list (ONNET File) of BTCs will be furnished to Customer periodically via ARES. Customer acknowledges that Company has made a reasonable effort to list the current BTCs and that the list may change from time to time without notice to Customer.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT "C"
                                  ESBI PRICING
 -------------------------------------------------------------------------------

(1)  Company  Processing  Fees  (rate  per  Record):

      *Record Dollar        Monthly Record Volumes   Per EMI Billing
         Average                                     Record Per Month
--------------------------  -----------------------  ---------------------
 $0-$10.00                        0 -      5,000  LEC Charges + $.l80
                               NEXT -     50,000  LEC Charges + $.160
                               NEXT -    100,000  LEC Charges + $.l40
                               NEXT -    300,000  LEC Charges + $.120
                               NEXT -    500,000  LEC Charges + $.llO
                               NEXT -  1,000,000  LEC Charges + $.100
                               NEXT -  2,000,000  LEC Charges + $.090
                               NEXT -  4,000,000  LEC Charges + $.080

$10.01  -  $17.50                         LEC  Charges  +  2.0%  of  Billed  Revenue
$17.51  -  $25.00                         LEC  Charges  +  2.5%  of  Billed  Revenue
$25.01  -  $37.50                         LEC  Charges  +  3.0%  of  Billed  Revenue
$37.51  -  $50.00                         LEC  Charges  +  3.5%  of  Billed  Revenue
Over  -    $50.00                         LEC  Charges  +  4.0%  of  Billed  Revenue

      *Pricing will be calculated by the average dollar amount per record based on all call  records  submitted  during  a  calendar  month.

      Customer will receive a twenty percent (20%) discount on the monthly Company Processing Fee If Customer elects to sign a three (3) year agreement.

      Company Processing Fees are charged in addition to LEC Processing Fees and Assessments and LEC related payments, fees and Assessments.

(2)  Customer  Service:
     Company will perform Customer Service in those areas where the LEC Agreements provide for such service in accordance with Company's procedures and guidelines, which are subject to change from time to time without notice. Customer will be charged and agrees to pay a monthly cost of five cents ($.05) per Qualified Record. submitted to the LECs for billing and collection during each month ("Basic Customer Service Fee"). In the event of a call transfer for issues other than billing issues, Customer will be charged $0.18 per minute. If the transfer is via Customer's 800 number, Company will charge $0.09 per minute plus the cost of business lines needed to transfer calls to Customer.

(3)  Excessive  Customer  Service:
     In addition to the Basic Customer Service Fee, Customer agrees to pay an additional fee of Four Dollars ($4.00) for each Customer Service that exceeds one percent (1%) of the number of Records processed by Company on behalf of Customer for each Library Code in each calendar month.

(4)  ARRS:
     Customer will pay an initial set-up fee for Company's ARRS. The charge is One Thousand Five Hundred Dollars ($1,500) for the first Library Code and Five Hundred Dollars ($500) for each additional Library Code. These set-up fees will not be charged during Renewal Term is unless additional Library Codes are added. There is currently no charge for weekly accounts receivable status updates when downloaded from ARRS.

(5)  Minimum  Company  Processing  Fee  per  Transmission:
     Because of fixed expenses associated with processing small transmissions, Company will impose a Minimum Company Processing Fee per transmission per Library Code of $500. Company will require Customer to ship a


                      COMPANY CONFIDENTIAL AND PROPRIETARY

                                  EXHIBIT "C"
                                  ESBI PRICING
--------------------------------------------------------------------------------

     minimum of $1,000 in Company Processing Fees each calendar month after the third (3rd) calendar month (the ramp-up period). If Customer fails to submit sufficient EMI Billing Records to meet this requirement, Customer will be charged the $1,000 monthly minimum Company Processing Fee for that month. If Customer elects the three (3) year agreement Company will require Customer to ship a minimum of $25,000 in Company Processing Fees each calendar month after the third (3rd) calendar month (the ramp-up period). If Customer fails to submit sufficient EMI Billing Records to meet this requirement, Customer will be charged the $25,000 monthly minimum Company Processing Fee for that month.

(6)  Additional  subCIC  Fee:
     Customer shall receive one subCIC at no charge. Due to LEC set-up charges, however, Customer will be charged $1500 for each additional subCIC requested by Customer.

(7)  LEC  Specific  Billing  Text  Phrases:
     For each text phrase used by Customer to identify its products and services to be billed by the LECs, the Customer shall pay Company a set up fee of $2,000.00. This set-up fee will not be charged for the first three requested text phrases or text phrases that represent fees required by laws, rules or regulations (i.e. Universal Service Fund).

(8)  Customer  Service  and  Special  Programming  Task  Fees:
     Customer will pay a time and expense rate for any Customer Service not provided herein and for any special programming tasks or requests for additional information. The current hourly rate is $125.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

                                    EXHIBIT 9
                          ESBI CALL COMPLETION CRITERIA
--------------------------------------------------------------------------------


A call is completed when some type of direct communication or hardware or software answer detection has been established between the originating person and the terminating location. Verification must be made that the receiving party or third party agrees to accept the charges for collect and third number billed calls. If automated technologies are used, the receiving party must positively acknowledge the acceptance of the call. In the case of person-to-person calls, the operator must verify that the receiving party is the person whom the originating party requested. For other direct dialed, automated calling card or operator assisted calls, the call will be considered completed when the connection is verified by means of hardware or software detection as required by federal, state and local regulatory authorities.

In those cases where Customer cannot determine the exact time the terminating person has gone "off hook" (beginning of communication with the originating party), and federal, state or local regulatory authorities do not require hardware or software answer detection, a call will be considered to be connected if the originating and receiving parties hold the connection for more than thirty-six (36) seconds.

Customer  agrees  that  the  following  maximum  per-call  charges  apply:

Domestic  0+  and  1+          $124.99
International  0+  and  1+     $249.99

Call for four hundred eighty (480) minutes (8 hours) or more are not considered valid, completed calls and will not be billed regardless of the amount of charges.

Call to operators, customer announcements, busy signals or ringing will not be considered completed calls and will not be billed.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT "E"
                  ESBI EXCHANGE MESSAGE INTERFACE (EMI) RECORDS
--------------------------------------------------------------------------------

Subject to the terms of this Agreement, Company currently processes the following EMI billing record formats for LECs that are capable of billing and collecting for services using the following EMI billing record formats:

RECORD  ID
010101     Domestic  Message  Telephone  Service
           (MTS)  Charge
010116     Domestic  Information  Provider  Service
           Charge
010118     Domestic  Specialized  Service/Service
           Provider  Charge
010132     Domestic  Directory  Assistance  Charge
010133     Domestic  Mobile  Channel  Usage
           Charge
010201     North  American Originated and Billable International Charge Overseas
010501     Originated  and  North  American  Terminated  Message
           Telephone  Charge
010701     Overseas  Originated  and  Terminated
           Message  Telephone  Service  Charge
391001     Customer  Name  and  Address
           Information
415001     Non-detailed  Miscellaneous  Credit
425001     Miscellaneous  Recurring and  Non-recurring  Service  Charge
425016     Miscellaneous  Charge  Information
           Provider  Service  Charge

Company reserves the right to discontinue any of these record formats at any time without notice to Customer.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT "F"
                      ESBI PROCEDURES FOR CUSTOMER SERVICE
--------------------------------------------------------------------------------

In addition to applicable rules, regulations, laws and Company's Customer Service procedures and operating policies, the parties agree to the following Customer Service procedures:

I. For those LECs that permit Company to handle Customer Service, Company's toll-free number will appear on the End User's LEC telephone bill as a Customer Service inquiry number.

II. At the time of the initial call from an End User, Company's Customer Service representative will access the End User's account. Once the account has been accessed, the calls or charges in dispute will be determined. If the End User is disputing any of the following, including but not limited to:
     (A)     Denying  All  Knowledge  (DAK)  of  calls  or service;
     (B)     Rates;  or
     (C)     Charges  for  unanswered  calls;
the an automated internal credit form will be prepared that customarily contains the following information:
     (D)     Bill  name  and  number;
     (E)     Reason  and  dollar  amount  in  dispute;  and
     (F)     Copy  of  the  Records  being  disputed.

III. Company will establish standard guidelines and Customer specific guidelines for handling certain classes of inquiries to supplement its standard operating procedures ("Guidelines"). Disputes generally will be handled according to the Guidelines. The Company reserves the right to use its judgment to resolve all Customer Services. All such determinations will be final and binding on Customer. Customer will provide Company with suggested written guidelines or modifications in a timely fashion. Company reserves the right to approve, modify or disapprove of all such guidelines.

All inquiries over fifty dollars ($50.00) will be forwarded to Company's Investigations Department. Upon receipt of the internal credit form and the End User's records in dispute, the following procedures will be followed:
      (A) Notify Customer (via automated fax) that an End User is disputing calls or charges over $50.00, and that Company will determine the validity of such claim. That following information usually will be given:
         (1)  End  User's  full  name;
         (2)  Telephone  number;
         (3)  Call  detail;  and
         (4)  Amount  in  dispute.
     (B) Confer with the LEC as needed to obtain pertinent information such as whether Customer was assigned the telephone number at the time of billing, etc.
     (C) As deemed necessary by Company, confer with Customer to obtain pertinent information such as date service was canceled, etc.
     (D) Maintain details of conversations when investigating the calls such as person's name, complete telephone number, etc.
     (E) Notify the End User and Customer concerning disposition of the dispute.

IV. The following procedures will be utilized for credit issued through BOCs and
LECs:
     (A) An electronic EMI credit record will be submitted with the next billing submission.
     (B) For those situations where an electronic credit cannot be submitted, an IC/EC memorandum may be mailed to the End User's LEC for credit toward End User's account if the credit amount is over seventy-five dollars ($75.00). For amounts less than $75.00, a check may be issued and made payable to the local telephone company, but forwarded to the End User.

The above procedures for refund checks, electronic EMI credit records and IC/EC memorandums may take up to a total of five (5) Business Days. Customer may not double bill or initiate secondary collection efforts for any Records that have been billed by the LECs.

V. A record of all disputes and resolutions will be provided by Customer Service reports that are made available on a weekly basis to Customer through ARRS.

VI. Company will handle all formal and informal regulatory inquiries and complaints. If the regulatory agency serves both Company and Customer, Customer is responsible for its response to the agency. If Customer is permitted to handle its own regulatory complaints, Company reserves the right to assume this function from Customer if deemed necessary to ensure proper handling and timely responses to the agency. Whether Customer or Company normally handles the complaint procedure, Company reserves the right to respond to an inquiry and to make any decisions regarding credit in response to an inquiry or complaint.

VII. Company policy regarding refunds relating to miscellaneous charges or the unauthorized switch of service is as follows:


                      COMPANY CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT "F"
                      ESBI PROCEDURES FOR CUSTOMER SERVICE
--------------------------------------------------------------------------------
     (A) If an End User disputes a fee billed as a 42 Record (i.e., a monthly recurring charge, voice mail service, etc.), Company will, to the best of its knowledge, explain the service and how the End User m4' have obtained the service. If the End User continues to dispute the service or states that they are refusing to pay, Company will refund the 42 Record fee.
     (B) In the case of a dispute of an unauthorized switch of long distance service, not only will the charge for he 42 Record be refunded, but a rate adjustment or full credit to satisfy the End User also will be provided. Nothing in this Agreement will be deemed to limit remedies available under rules, regulations and laws.
     (C) If the End User requests that a service be cancelled, or if LOA information is requested after are refund has been provided by Company, the End User will be referred to Customer and Company will code the account as "Canx," "SLAM," "CAN," "Lcanx" or another cancellation code on the Customer Service report. Customer agrees to cancel services for End Users that request cancellation.
     (D) If the End User disputes a subsequent charge after requesting cancellation of service from the Customer, credit will be provided to satisfy the End User.


                      COMPANY CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT "G"
          ESBI ANTI-CRAMMING CONSUMER PROTECTION STANDARDS OF PRACTICE
--------------------------------------------------------------------------------

Customer agrees to comply with each of the following standards designed to protect consumers from cramming and' other unfair billing practices. Customer also agrees to notify Company of any changes in the following information before such change occurs and to provide assurance to Company that such changes are consistent these standards.

I.     PRESCREENING  OF  CUSTOMER.
       ---------------------------

On or before the Effective Date, Customer will provide the following information in writing in a document entitled prescreening Information to Company:
     (a)     Customer's  corporate.  name  and  address;
     (b)     The names and titles of all officers and or principals of Customer;
     (c) The names of other companies or entities owned or controlled by the officers or principals identified in subsection (b) above;
     (d) A copy of a corporate Certificate of Good Standing or proof of partnership status;
     (e) A copy of the certifications demonstrating that Customer is qualified to do business in each of the states in which Customer provides communications products or services to End Users;
     (f) A statement of whether Customer, its affiliates or its officers or directors have been subject to prior conviction for fraud, or have had any billing services terminated for any reason; and, if so, providing a detailed description of the circumstances, date and person(s) or entities involved;
     (g) Copies of all Tariffs in effect with any state or federal regulatory agency;
     (h) The names and addresses of any telemarketing companies to be used by Customer; and
     (i) The names and addresses of any third-party verification companies to be used by Customer.

Customer agrees that it will update this information within ten (10) days of Company's request and annually.

II.     SCREENING  OF  PROGRAMS.  PRODUCTS  SERVICES.
        ---------------------------------------------
On or before the Effective Date and during the Term, Customer will provide Company with copies of the following information:
     (a)     Marketing  materials  used  by  Customer,
     (b)     Advertisements  (print  or  media)  used  by  Customer;
     (c) Fulfillment packages sent to End Users (which must include cancellation information if not included elsewhere and a toll free Customer Service number);
     (d)     Scripts  for  both  sales  and  validation;  and
     (e) Honest, clear and understandable text phrase for the telephone bill to End Users.

II.     ACCESS  TO  COMPLIANCE  MONITORING  INFORMATION.
        -----------------------------------------------
During the Term of this Agreement, Customer will provide Company with reasonable access to information and data to enable Company to:
     (a)     Monitor,  investigate  and  resolve  consumer  inquiries  regarding
Customer;
     (b) Monitor, investigate and resolve consumer complaints to government agencies concerning Customer;
     (c) Monitor, investigate and resolve escalated complaints by End Users to the LEC concerning Customer;
     (d) Maintain up-to-date records regarding complaints and inquiries made by End Users concerning Customer,
     (e) Investigate and respond to complaints and inquiries made by End Users concerning Customer;
     (f) Conduct investigations with regard to complaints and inquiries made by End Users or regulatory bodies concerning Customer,
     (g)     Confirm  authorizations  provided  by End Users as required herein;
and
     (h)     Inform  End  Users  as to how they may cancel a product or service.

IV.     AUTHORIZATIONS  USED  BY  CUSTOMER.
        -----------------------------------
On or before the Effective Date and during the Term, Customer will verify all End User authorizations to receive products or services offered by Customer through one of the following methods and will provide such verification upon Company's request:
     (a)     Independent  third-party  verification;
     (b)     Written  letters  of  authorization  or  sales  orders;  or
     (c)     Voice  recordings  of  telephone  sales authorizations.

A valid authorization must comply with applicable federal and state rules, regulations and laws and include at least the following:

     (a)     The  date  of  the  authorization;
     (b)     The  name,  address  and  telephone  number  of  the  End  User;


                      COMPANY CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT "G"
                     ESBI ANTI-CRAMMING CONSUMER PROTECTION
                              STANDARDS OF PRACTICE
--------------------------------------------------------------------------------

     (c) Assurance that the End User is qua fled to authorize billing for the product or service on that phone bill;
     (d)     A  description  of  the  product  or  service  to  be  provided;
     (e) A description of the applicable charges for be products or services;
     (f) An explicit acknowledgment by the End User that the charges for the product or service will appear on his/her telephone bill; and
     (g)     The  acceptance  by  the  End  User  of  the  offer.

V.    BILLING  INFORMATION
      --------------------
On the Effective Date and during the Term, Customer will provide Company or the LECs with information that will enable the billing statements to End User to include:
     (a)     A  clear  identification  of  Customer
     (b)     A  clear  description  of  the  products  or  services  billed;
     (c)     A  clear  identification  of  the  charges; and
     (d) A toll free number that End Users may use to make inquiries concerning the bill.


                      COMPANY CONFIDENTIAL AND PROPRIETARY